13. COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

Environmental Matters

The Company is engaged in oil and gas exploration and may become subject to certain liabilities as they relate to environmental cleanup of sites or other environmental restoration procedures as they relate to the exploration of oil and gas. Should it be determined that a liability exists with respect to any environmental clean up or restoration, the liability to cure such a violation could fall upon the Company. No claim has been made, nor is the Company aware of any liability, which it may have, as it relates to any environmental clean-up, restoration or the violation of any rules or regulations relating thereto. Liabilities for expenditures are recorded when environmental assessment and/or remediation is probable and the costs can be reasonably estimated.